UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21793

Name of Fund:  Enhanced Government Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Enhanced Government Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 12/31/05

Item 1 -   Report to Stockholders


Enhanced Government
Fund, Inc.


Annual Report
December 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


Enhanced Government Fund, Inc. seeks to provide stockholders with current income and gains by investing primarily in a portfolio of U.S. Government securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities, that pay interest in an attempt to generate current income and by employing a strategy of writing (selling) call options on individual or baskets of U.S. Government or U.S. Government Agency securities or other debt securities held by the Fund in an attempt to generate gains from option premiums.

This report, including the financial information herein, is transmitted to shareholders of Enhanced Government Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Enhanced Government Fund, Inc.
Box 9011
Princeton, NJ  08543-9011


(GO PAPERLESS LOGO)
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Enhanced Government Fund, Inc.



Important Tax Information


The following information is provided with respect to the ordinary income distribution paid by Enhanced Government Fund, Inc. to shareholders of record on December 20, 2005:

Federal Obligation Interest                                       27.02%*
Interest-Related Dividends for Non-U.S. Residents                 85.74%**
Short-Term Capital Gain Dividends for Non-U.S. Residents          12.90%**

 * The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.



Fundamental Periodic Repurchase Policy


The Board of Directors approved a fundamental policy whereby the Fund has adopted an "interval fund" structure pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund's Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund's then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

(a) The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.

(b) The periodic interval between repurchase request deadlines will be approximately 12 months.

(c) The repurchase request deadline for each repurchase offer will be 14 days prior to the second Friday in December, commencing in December 2006; provided, that in the event that such day is not a business day, the repurchase request deadline will be the subsequent business day.

(d) The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.

The Board of Directors may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.



ENHANCED GOVERNMENT FUND, INC.                                DECEMBER 31, 2005



A Letter From the President


Dear Shareholder

On balance, 2005 was a year of "muddling through" for the U.S. financial markets, as oil prices reached new record highs, the Federal Reserve Board (the Fed) increased the target federal funds rate from 2.25% to 4.25%, the housing market and the consumer finally showed some signs of slowing, and Hurricanes Katrina and Rita ravaged the Gulf Coast, causing yet untold economic damage.

Although they struggled, stocks managed to post their third straight year of positive performance. The year was equally uncertain for fixed income markets, which were bemused by a flattening yield curve and a number of significant credit events that brought a slowdown in high yield market returns. Notably, the one-year results for the major asset classes - stocks, bonds and cash - were the closest they have been in more than 100 years. For the 12- and six-month periods ended December 31, 2005, most of the major market indexes managed to land in positive territory:


Total Returns as of December 31, 2005                                 6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                            + 5.77%        + 4.91%
Small-cap U.S. equities (Russell 2000 Index)                           + 5.88         + 4.55
International equities (MSCI Europe Australasia Far East Index)        +14.88         +13.54
Fixed income (Lehman Brothers Aggregate Bond Index)                    - 0.08         + 2.43
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 0.60         + 3.51
High yield bonds (Credit Suisse First Boston High Yield Index)         + 1.48         + 2.26


In hindsight, these numbers are reasonably good given the headwinds facing the markets in 2005. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International stocks had an excellent year, with many markets benefiting from strong economic statistics, trade surpluses and solid finances. In the U.S. bond market, long-term yields remained low and, at year-end, the Treasury curve appeared ready to invert.

As 2006 begins, the largest question marks center on the Fed's future moves, the U.S. consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you turn the calendar and consider how these factors might impact your investments, remember that the new year is a good time to meet with your financial advisor to review your financial goals, and to make portfolio changes where necessary. For investing insights and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



ENHANCED GOVERNMENT FUND, INC.                                DECEMBER 31, 2005



A Discussion With Your Fund's Portfolio Managers


We are pleased to provide you with this first annual report to shareholders for Enhanced Government Fund, Inc., a diversified, closed-end fund that commenced trading on the New York Stock Exchange on October 31, 2005.


What is the Fund's investment objective?

The Fund seeks to provide shareholders with current income and gains through investment primarily in a portfolio of U.S. government and U.S. government agency securities - including U.S. government mortgage-backed securities - that pay interest. The Fund also will write (sell) call options on individual securities or baskets of U.S. government and U.S. government agency securities or other debt securities in an attempt to generate gains from option premiums. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets, plus the amount of any outstanding debt securities or borrowings for investment purposes, in U.S. government and U.S. government agency securities. The Fund also may invest up to 20% of its net assets in non-U.S. government debt securities of foreign or domestic issuers. As part of its option strategy, the Fund also may write options on these other debt securities.


Describe the recent market environment.

The Federal Reserve Board (the Fed) continued to advance its monetary tightening campaign with short-term interest rate hikes at each of its eight meetings in 2005. The federal funds rate began the year at 2.25% and finished at 4.25%. We saw two interest rate hikes since the Fund's inception on October 31.

As short-term interest rates continued to rise over the past two months, long-term interest rates declined. The yield curve, which flattened significantly over the course of the year, had inverted at year-end, with the two-year Treasury yielding 4.41% and the 10-year Treasury yielding 4.39%. This represented the first yield curve inversion in more than five years.

Consumer spending remained solid throughout 2005, thanks in large part to the continued strength of the U.S. housing market. One source of difficulty remained high energy prices, which rose particularly rapidly in the wake of Hurricanes Katrina and Rita, which together seriously damaged much of the oil-refining operations in the Gulf Coast region. Despite record energy prices, inflationary data was generally benign during the year and not a major source of concern for investors.


How has the Fund performed since its inception?

Since its inception on October 31, 2005 through December 31, 2005, the Common Stock of Enhanced Government Fund, Inc. had net annualized yields of 7.16% and 7.59%, based on a period-end per share net asset value of $19.18 and a per share market price of $18.09, respectively, and $.233 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.06%, based on a change in per share net asset value from $19.10 to $19.18, and assuming reinvestment of all distributions. The Citigroup Government and Mortgage Index returned +1.45% since the Fund's inception. On a total return basis, the Fund was somewhat disadvantaged versus its benchmark given that we required some time to commit the assets gathered in the initial offering and become fully invested in the market.

A significant part of the Fund's investment strategy is to sell call options on individual securities or baskets of securities in an effort to generate gains from the options premiums. However, the options strategy detracted from performance over the past two months as the bond market rallied (yields fell and prices rose). This is because, when a call option is sold, you essentially forfeit the upside capital appreciation potential that occurs in a declining yield environment. If bond prices rise above the strike price by more than the premium that was received, then the Fund would be expected to underperform the passive index, which does not write options. We continue to maximize the use of our options writing strategy, which seeks to increase the monthly distributions and lower volatility while protecting the Fund's net asset value in a rising interest rate environment. The Fund made its first dividend distribution in December.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Portfolio's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Portfolio's net asset value.



ENHANCED GOVERNMENT FUND, INC.                                DECEMBER 31, 2005



How have you managed the portfolio since its inception?

The first few weeks since inception were spent investing the proceeds from the initial offering. Once fully invested, we focused on adding yield to the portfolio, placing 8% of net assets into hybrid adjustable-rate mortgages
(ARMs) while remaining underweighted in 15-year pass-through securities. Hybrid ARMs provided slightly more yield than 15-year mortgages with lower volatility and less extension risk. In addition, we invested 4% of the portfolio in Government National Mortgage Association (GNMA or Ginnie Mae) project loans while keeping the Fund underweighted in Treasury issues. The project loans are agency commercial mortgages that have minimal prepay and extension risk but provide a significant pickup in yield compared to Treasury securities. Spreads on these securities had widened to an attractive level, prompting us to begin adding them to the portfolio.

The Fund also was slightly overweighted in securities with durations exceeding nine years - compared to a neutral exposure to securities with maturities between six years and nine years - because we believe that investor demand for longer-duration holdings is likely to continue.


How would you characterize the Fund's position at the close of the period?

The latest minutes released by the Fed provide more reason for us to believe that the U.S. central bank will soon stop raising short-term interest rates. Accordingly, at period-end, the portfolio's duration, excluding options, was neutral to that of its benchmark. Just after the close of the period, we purchased additional agency commercial mortgages in an effort to add more yield to the portfolio. These securities should provide incremental yield without the call risk associated with residential mortgages.


Thomas F. Musmanno
Vice President and Portfolio Manager


Frank Viola
Vice President and Portfolio Manager


January 24, 2006



ENHANCED GOVERNMENT FUND, INC.                                DECEMBER 31, 2005



Schedule of Investments                                       (in U.S. dollars)


                          Face     Interest       Maturity
Issue                    Amount      Rate         Date(s)             Value


Government & Agency Obligations--47.6%

Fannie Mae--        $ 5,000,000      2.375%       2/15/2007       $   4,869,830
10.3%                 3,500,000      5.25         4/15/2007           3,520,479
                      5,250,000      6.375        6/15/2009           5,515,545
                      3,000,000      6.625        9/15/2009           3,190,023
                      4,500,000      7.25         1/15/2010           4,903,115
                      3,000,000      6.00         5/15/2011           3,172,911

Federal Farm          3,500,000      4.55         6/08/2020           3,307,668
Credit Bank--
1.4%

Federal Home          1,000,000      4.125        10/19/2007            989,617
Loan Bank
System--
0.4%

Freddie Mac--         1,500,000      5.875        3/21/2011           1,563,059
1.8%                  1,500,000      5.00         7/15/2014           1,520,211
                      1,000,000      6.25         7/15/2032           1,190,213

U.S. Treasury         2,720,000      8.50         2/15/2020           3,815,648
Bonds--               7,200,000      8.00         11/15/2021          9,919,404
6.7%                  2,400,000      5.375        2/15/2031           2,695,874

U.S. Treasury         8,000,000      6.50         10/15/2006          8,121,560
Notes--              11,500,000      3.625        6/30/2007(d)       11,368,831
27.0%                 6,000,000      3.00         2/15/2008           5,831,016
                      3,750,000      3.00         2/15/2009           3,599,122
                     15,000,000      3.50         2/15/2010(d)       14,508,990
                      5,750,000      4.00         4/15/2010           5,666,447
                     10,000,000      4.00         2/15/2015(d)        9,695,310
                      4,800,000      8.75         5/15/2020           6,886,310

Total Government & Agency Obligations
(Cost--$115,150,901)--47.6%                                         115,851,183


Government Agency Mortgage-Backed
Obligations**--51.4%

Fannie Mae            9,921,662      4.50         4/01/2020-
Guaranteed                                        11/01/2020          9,654,905
Pass Through          9,473,951      5.324        10/01/2035(a)       9,459,052
Certificates--       23,188,752      5.50         11/01/2020-
18.4%                                             11/01/2035         23,008,892
                      2,685,943      6.00         10/01/2035          2,711,404

Freddie Mac           1,132,249      4.50         5/01/2034           1,069,498
Mortgage              7,876,456      5.00         5/01/2020           7,798,706
Participation        18,843,233      5.00         11/01/2035         18,242,604
Certificates--        9,735,281      5.009        10/01/2035(a)       9,644,012
26.0%                 5,483,727      5.50         10/01/2035          5,434,602
                     14,246,641      6.00         10/01/2035         14,390,592
                      6,641,727      6.50         9/01/2035-
                                                  10/01/2035          6,807,078

Ginnie Mae MBS        3,296,005      5.00         11/15/2035          3,254,805
Certificates--        3,696,253      5.50         11/15/2035          3,721,665
2.9%

Ginnie Mae           10,000,000      5.328        9/16/2034(a)       10,091,465
Trust Series
2005-87
Class C--
4.1%

Total Government Agency
Mortgage-Backed Obligations
(Cost--$124,773,765)--51.4%                                         125,289,280



     Beneficial
       Interest                                                       Value


Short-Term Securities--15.7%

  $   1,920,250   Merrill Lynch Liquidity Series, LLC
                    Cash Sweep Series I (c)                       $   1,920,250
     36,383,750   Merrill Lynch Liquidity Series, LLC
                    Money Market Series(b)(c)                        36,383,750

Total Short-Term Securities
(Cost--$38,304,000)--15.7%                                           38,304,000

Total Investments
(Cost--$278,228,666)--114.7%                                        279,444,463



      Number of
      Contracts   Options Written

Call Options Written--(0.4%)

              7   3-Year U.S. Treasury Notes, expiring
                    January 2006 at USD 100.117,
                    Broker JPMorgan Chase Bank                          (9,205)
          1,500   FNMA, expiring January 2006 at
                    USD 96.156, Broker Deutsche Bank AG               (106,635)
          1,200   FNMA, expiring January 2006 at
                    USD 96.687, Broker Lehman Brothers
                    Special Finance                                    (72,588)
          2,800   FNMA, expiring January 2006 at
                    USD 98.421, Broker JPMorgan
                    Chase Bank                                        (163,604)
          1,450   FNMA, expiring January 2006 at
                    USD 98.515, Broker Lehman Brothers
                    Special Finance                                    (61,190)
          2,300   FNMA, expiring January 2006 at
                    USD 100.5, Broker Lehman Brothers
                    Special Finance                                    (90,275)
           11++   Pay fixed rate of 4.86375% and receive
                    a floating rate based on 3-month
                    LIBOR, expiring January 2006,
                    Broker HSBC Bank USA (e)                           (13,299)
            6++   Pay fixed rate of 4.885% and receive
                    a floating rate based on 3-month
                    LIBOR, expiring January 2006,
                    Broker HSBC Bank USA (e)                           (14,244)
            6++   Pay fixed rate of 4.937% and receive
                    a floating rate based on 3-month
                    LIBOR, expiring January 2006,
                    Broker HSBC Bank USA (e)                           (28,607)
            2++   Pay fixed rate of 5.055% and receive
                    a floating rate based on 3-month
                    LIBOR, expiring January 2006, Broker
                    Lehman Brothers Special Finance (e)                (27,438)
             18   U.S. Treasury Notes, expiring January
                    2006 at USD 100.015                                (19,687)
             30   U.S. Treasury Notes, expiring January
                    2006 at USD 100.304, Broker
                    Lehman Brothers Special Finance                    (96,090)
             15   U.S. Treasury Notes, expiring January
                    2006 at USD 101.265                                (58,575)
              5   U.S. Treasury Bonds, expiring January
                    2006 at USD 113.65, Broker
                    JPMorgan Chase Bank                                (43,125)

Total Options Written
(Premiums Received--$688,822)--(0.4%)                                 (804,562)

Total Investments, Net of Options Written
(Cost--$277,539,844*)--114.3%                                       278,639,901
Liabilities in Excess of Other Assets--(14.3%)                     (34,950,246)
                                                                  -------------
Net Assets--100.0%                                                $ 243,689,655
                                                                  =============



ENHANCED GOVERNMENT FUND, INC.                                DECEMBER 31, 2005



Schedule of Investments (concluded)                           (in U.S. dollars)



  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                        $      277,539,844
                                          ==================
    Gross unrealized appreciation         $        1,346,760
    Gross unrealized depreciation                  (246,703)
                                          ------------------
    Net unrealized appreciation           $        1,100,057
                                          ==================


 ** Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

 ++ One contract represents a notional amount of $1,000,000.

(a) Floating rate note.

(b) Security was purchased with the cash proceeds from securities loans.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                    Net            Interest
    Affiliate                                     Activity           Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                      $ 1,920,250      $  128,674
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                      $36,383,750      $   11,563


(d) Security, or a portion of security, is on loan.

(e) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

    See Notes to Finacial Statements.



Portfolio Information as of December 31, 2005


                                               Percent of
                                                 Total
Asset Mix                                     Investments

Government Agency Mortgage-Backed
   Obligations                                    45.0%
Government & Agency Obligations                   41.6
Other*                                            13.4

* Includes portfolio holdings in short-term investments and options.



ENHANCED GOVERNMENT FUND, INC.                                DECEMBER 31, 2005


Statement of Assets, Liabilities and Capital

As of December 31, 2005
Assets

               Investments in unaffiliated securities, at value (including securities
               loaned of $35,078,690) (identified cost--$239,924,666)                                             $   241,140,463
               Investments in affiliated securities, at value (identified cost--$38,304,000)                           38,304,000
               Receivables:
                  Interest                                                                     $     2,206,282
                  Options written                                                                      281,446
                  Securities lending                                                                    10,510
                  Principal paydowns                                                                     1,330          2,499,568
                                                                                               ---------------    ---------------
               Total assets                                                                                           281,944,031
                                                                                                                  ---------------

Liabilities

               Collateral on securities loaned, at value                                                               36,383,750
               Options written, at value (premiums received--$688,822)                                                    804,562
               Payables:
                  Dividends to shareholders                                                            417,505
                  Securities purchased                                                                 347,266
                  Investment adviser                                                                   164,448
                  Offering costs                                                                        99,708
                  Other affiliates                                                                         793          1,029,720
                                                                                               ---------------
               Accrued expenses and other liabilities                                                                      36,344
                                                                                                                  ---------------
               Total liabilities                                                                                       38,254,376
                                                                                                                  ---------------

Net Assets

               Net Assets                                                                                         $   243,689,655
                                                                                                                  ===============

Capital

               Common Stock, par value $.10 per share, 200,000,000 shares authorized                              $     1,270,524
               Paid-in capital in excess of par                                                                       241,051,490
               Undistributed investment income--net                                            $       345,787
               Accumulated realized capital losses--net                                               (78,203)
               Unrealized appreciation--net                                                          1,100,057
                                                                                               ---------------
               Total accumulated earnings--net                                                                          1,367,641
                                                                                                                  ---------------
               Total capital--Equivalent to $19.18 per share based on 12,705,236 shares
               of capital stock outstanding (market value--$18.09)                                                $   243,689,655
                                                                                                                  ===============

               See Notes to Financial Statements.


ENHANCED GOVERNMENT FUND, INC.                                DECEMBER 31, 2005


Statement of Operations

For the Period October 31, 2005++ to December 31, 2005
Investment Income

               Interest (including $128,674 from affiliates)                                                      $     2,022,870
               Securities lending--net                                                                                     11,563
                                                                                                                  ---------------
               Total income                                                                                             2,034,433
                                                                                                                  ---------------

Expenses

               Investment advisory fees                                                        $       357,767
               Accounting services                                                                      15,319
               Custodian fees                                                                            5,110
               Professional fees                                                                         4,468
               Directors' fees and expenses                                                              4,354
               Pricing services                                                                          3,858
               Transfer agent fees                                                                       2,304
               Other                                                                                     4,443
                                                                                               ---------------
               Total expenses                                                                                             397,623
                                                                                                                  ---------------
               Investment income--net                                                                                   1,636,810
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

               Realized gain (loss) on:
                  Investments--net                                                                    (95,236)
                  Short sales--net                                                                   (188,125)
                  Options written--net                                                                 396,417            113,056
                                                                                               ---------------
               Unrealized appreciation/depreciation on:
                  Investments--net                                                                   1,215,797
                  Options written--net                                                               (115,740)          1,100,057
                                                                                               ---------------    ---------------
               Total realized and unrealized gain--net                                                                  1,213,113
                                                                                                                  ---------------
               Net Increase in Net Assets Resulting from Operations                                               $     2,849,923
                                                                                                                  ===============

                  ++ Commencement of operations.

                     See Notes to Financial Statements.


ENHANCED GOVERNMENT FUND, INC.                                DECEMBER 31, 2005


Statement of Changes in Net Assets
                                                                                                                 For the Period
                                                                                                               October 31, 2005++
                                                                                                                to December 31,
Increase (Decrease) in Net Assets:                                                                                    2005
Operations

               Investment income--net                                                                             $     1,636,810
               Realized gain--net                                                                                         113,056
               Unrealized appreciation--net                                                                             1,100,057
                                                                                                                  ---------------
               Net increase in net assets resulting from operations                                                     2,849,923
                                                                                                                  ---------------

Dividends & Distributions to Shareholders

               Investment income--net                                                                                 (1,291,023)
               Realized gain--net                                                                                       (191,259)
                                                                                                                  ---------------
               Net decrease in net assets resulting from dividends and distributions to shareholders                  (1,482,282)
                                                                                                                  ---------------

Capital Stock Transactions

               Net proceeds from issuance of Common Stock                                                             242,570,000
               Offering costs resulting from the issuance of Common Stock                                               (347,994)
                                                                                                                  ---------------
               Net increase in net assets resulting from capital stock transactions                                   242,222,006
                                                                                                                  ---------------

Net Assets

               Total increase in net assets                                                                           243,589,647
               Beginning of period                                                                                        100,008
                                                                                                                  ---------------
               End of period*                                                                                     $   243,689,655
                                                                                                                  ===============
                * Undistributed investment income--net                                                            $       345,787
                                                                                                                  ===============

               ++ Commencement of operations.

                  See Notes to Financial Statements.


ENHANCED GOVERNMENT FUND, INC.                                DECEMBER 31, 2005


Financial Highlights
                                                                                                                 For the Period
                                                                                                               October 31, 2005++
The following per share data and ratios have been derived                                                       to December 31,
from information provided in the financial statements.                                                                2005
Per Share Operating Performance

               Net asset value, beginning of period                                                               $         19.10
                                                                                                                  ---------------
                  Investment income--net**                                                                                    .13
                  Realized and unrealized gain--net                                                                           .10
                                                                                                                  ---------------
               Total from investment operations                                                                               .23
                                                                                                                  ---------------
               Less dividends and distributions:
                  Investment income--net                                                                                    (.10)
                  Realized gain--net                                                                                        (.02)
                                                                                                                  ---------------
               Total dividends and distributions                                                                            (.12)
                                                                                                                  ---------------
               Offering costs resulting from the issuance of Common Stock                                                   (.03)
                                                                                                                  ---------------
               Net asset value, end of period                                                                     $         19.18
                                                                                                                  ===============
               Market price per share, end of period                                                              $         18.09
                                                                                                                  ===============

Total Investment Return***

               Based on net asset value per share                                                                        1.06%+++
                                                                                                                  ===============
               Based on market price per share                                                                         (8.97%)+++
                                                                                                                  ===============

Ratios to Average Net Assets

               Expenses                                                                                                     .94%*
                                                                                                                  ===============
               Investment income--net                                                                                      3.89%*
                                                                                                                  ===============

Supplemental Data

               Net assets, end of period (in thousands)                                                           $       243,690
                                                                                                                  ===============
               Portfolio turnover                                                                                          20.10%
                                                                                                                  ===============

                * Annualized.

               ** Based on average shares outstanding.

              *** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
                  Total investment returns exclude the effects of sales charges.

               ++ Commencement of operations.

              +++ Aggregate total investment return.

                  See Notes to Financial Statements.


ENHANCED GOVERNMENT FUND, INC.                                DECEMBER 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Enhanced Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. Prior to commencement of operations on October 31, 2005, the Fund had no operations other than those relating to organizational matters and the sale of 5,236 shares of Common Stock on October 14, 2005 to Fund Asset Management, L.P. ("FAM") for $100,008. The Fund's financial statements are prepared in conformity with U.S generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol EGF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service.
Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



ENHANCED GOVERNMENT FUND, INC.                                DECEMBER 31, 2005



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was, opened and the value at the time it was closed.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends are declared and paid monthly.

(f) Offering expenses--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.



ENHANCED GOVERNMENT FUND, INC.                                DECEMBER 31, 2005



Notes to Financial Statements (continued)


(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of .85% of the Fund's average daily net assets.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the period October 31, 2005 to December 31, 2005, MLIM, LLC received $5,593 in securities lending agent fees.

For the period October 31, 2005 to December 31, 2005, MLPF&S received gross fees from underwriting of $7,277,360 in connection with the issuance of the Fund's Common Stock. In addition, the Fund reimbursed MLPF&S $50,367 as a partial reimbursement of expenses incurred in connection with the issuance of the Fund's Common Stock.

For the period October 31, 2005 to December 31, 2005, the Fund reimbursed FAM $793 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.

3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the period October 31, 2005 to December 31, 2005 were $284,825,695 and $44,774,773, respectively.



ENHANCED GOVERNMENT FUND, INC.                                DECEMBER 31, 2005



Notes to Financial Statements (concluded)


Transactions in options written for the period October 31, 2005 to December 31, 2005 were as follows:


                                           Number of           Premiums
                                         Contracts++           Received

Outstanding call options written,
   beginning of period                            --                 --
Options written                               97,027     $    1,686,875
Options expired                             (79,427)          (292,422)
Options closed                               (8,250)          (705,631)
                                      --------------     --------------
Outstanding call options written,
   end of period                               9,350     $      688,822
                                      ==============     ==============

++ Some contracts include a notional amount of $1,000,000.


4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the period October 31, 2005 to December 31, 2005 increased 12,700,000 from shares sold.

5. Distributions to Shareholders:
The tax character of distributions paid during the period October 31, 2005 to December 31, 2005 was as follows:

                                                        10/31/2005++ to
                                                             12/31/2005

Distributions paid from:
   Ordinary income                                       $    1,482,282
                                                         --------------
Total taxable distributions                              $    1,482,282
                                                         ==============

++ Commencement of operations.


As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                       $      345,787
Undistributed long-term capital gains--net                           --
                                                         --------------
Total undistributed earnings--net                               345,787
Capital loss carryforward                                            --
Unrealized gains--net                                        1,021,854*
                                                         --------------
Total accumulated earnings--net                          $    1,367,641
                                                         ==============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles.



ENHANCED GOVERNMENT FUND, INC.                                DECEMBER 31, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Enhanced Government Fund, Inc.:

We have audited the accompanying statement of net assets, liabilities and capital of Enhanced Government Fund, Inc., including the schedule of investments, as of December 31, 2005, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period October 31, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Enhanced Government Fund, Inc. at December 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the period October 31, 2005 to December 31, 2005, in conformity with U.S. generally accepted accounting principles.



(Ernst & Young, LLP)
Philadelphia, Pennsylvania
February 8, 2006



Fund Certification (unaudited)


In September 2005, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



ENHANCED GOVERNMENT FUND, INC.                                DECEMBER 31, 2005



Automatic Dividend Reinvestment Plan


How the Plan Works--The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not effect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.



ENHANCED GOVERNMENT FUND, INC.                                DECEMBER 31, 2005


Officers and Directors
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Funds        Served   Principal Occupation(s) During Past 5 Years      Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since    131 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;      177 Portfolios
Princeton,              Director              Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999
Age: 51                                       to 2001; President and Director of Princeton
                                              Services, Inc. ("Princeton Services") since
                                              2001; President of Princeton Administrators,
                                              L.P. ("Princeton Administrators") since 2001;
                                              Chief Investment Officer of OppenheimerFunds,
                                              Inc. in 1999 and Executive Vice President
                                              thereof from 1991 to 1999.


* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
  President, Mr. Doll serves at the pleasure of the Board of Directors.



Independent Directors*


David O. Beim**         Director     2005 to  Professor of Finance and Economics at the        20 Funds       None
P.O. Box 9095                        present  Columbia University Graduate School of           26 Portfolios
Princeton,                                    Business since 1991; Chairman of Outward
NJ 08543-9095                                 Bound USA from 1997 to 2001; Chairman of Wave
Age: 65                                       Hill Inc., since 1990; Trustee of Phillips
                                              Exeter Academy from 2002 to present.


James T. Flynn          Director     2005 to  Chief Financial Officer of JPMorgan & Co.,       20 Funds       None
P.O. Box 9095                        present  Inc. from 1990 to 1995 and an employee of        26 Portfolios
Princeton,                                    JPMorgan in various capacities from 1967
NJ 08543-9095                                 to 1995.
Age: 66


W. Carl Kester          Director     2005 to  Mizuho Financial Group, Professor of Finance,    21 Funds       None
P.O. Box 9095                        present  Harvard Business School, Unit Head, Finance      27 Portfolios
Princeton,                                    since 2005; Senior Associate Dean and Chairman
NJ 08543-9095                                 of the MBA Program of Harvard Business School,
Age: 54                                       1999 to 2005, Member of the faculty of Harvard
                                              Business School since 1981; Independent
                                              Consultant since 1978.


Karen P. Robards***     Director     2005 to  President of Robards & Company, a financial      20 Funds       AtriCure, Inc.
P.O. Box 9095                        present  advisory firm since 1987; formerly an            26 Portfolios  (medical
Princeton,                                    investment banker with Morgan Stanley for more                  devices)
NJ 08543-9095                                 than ten years; Director of Enable Medical
Age: 55                                       Corp. from 1996 to 2005; Director of AtriCure,
                                              Inc. since 2000; Director of the Cooke Center
                                              for Learning and Development, a not-for-profit
                                              organization, since 1987.


   *  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

  **  Chairman of the Audit Committee.

 ***  Chair of the Board.


ENHANCED GOVERNMENT FUND, INC.                                DECEMBER 31, 2005


Officers and Directors (concluded)
                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Funds        Served   Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke         Vice         2005 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and                   since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
NJ 08543-9011           Treasurer             Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director
Age: 45                                       of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of
                                              the IQ Funds since 2004.


Thomas Musmanno         Vice         2005 to  Director (Global Fixed Income) of MLIM since 2004; Vice President of MLIM from
P.O. Box 9011           President    present  1996 to 2004; Derivatives and Structured Products Specialist with MLIM from 2000
Princeton,                                    to 2002.
NJ 08543-9011
Age: 36


Frank Viola             Vice         2005 to  Managing Director of MLIM since 2002; Head of the Global Fixed Income
P.O. Box 9011           President    present  Structured Asset Team since 2002; Director (Global Fixed Income) of MLIM
Princeton,                                    from 2000 to 2001 and Vice President from 1997 to 2000.
NJ 08543-9011
Age: 41


Jeffrey Hiller          Chief        2005 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present  and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
Princeton,              Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
NJ 08543-9011                                 Investment Management from 2002 to 2004; Managing Director and Global Director
Age: 54                                       of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                              Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                              Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                              Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2005 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
The Bank of New York
101 Barclay Street--11 East
New York, NY 10286


NYSE Symbol
EGF


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


ENHANCED GOVERNMENT FUND, INC.                                DECEMBER 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen
           P. Robards.

           The registrant's board of directors has determined that David O. Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

           Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 13 years.

           Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

           Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -     Fiscal Year Ending December 31, 2005 - $34,000
                                Fiscal Year Ending December 31, 2004 - N/A

           (b) Audit-Related Fees -
                                Fiscal Year Ending December 31, 2005 - $0
                                Fiscal Year Ending December 31, 2004 - N/A

           (c) Tax Fees -       Fiscal Year Ending December 31, 2005 - $5,700
                                Fiscal Year Ending December 31, 2004 - N/A

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees - Fiscal Year Ending December 31, 2005 - $0
                                Fiscal Year Ending December 31, 2004 - N/A

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending December 31, 2005 - $5,700
               Fiscal Year Ending December 31, 2004 - N/A

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           David O. Beim
           James T. Flynn
           W. Carl Kester
           Karen P. Robards

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

Proxy Voting Policies and Procedures

           Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

           In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of December 31, 2005.

           (a)(1) The portfolio managers are Frank Viola and Thomas Musmanno. They are jointly responsible for the day-to-day management of the Fund's portfolio. Mr. Viola has been a portfolio manager at MLIM since 1997 and a Managing Director of MLIM since 2002, and was a Director of MLIM from 2000 to 2002 and a Vice President of MLIM from 1997 to 2000. Mr. Viola has five years of experience as a portfolio manager for registered investment companies. He has been a portfolio manager and Vice President of the Fund since 2005. Mr. Musmanno has been a Director of MLIM since 2004 and was a Vice President of MLIM from 1996 to 2004. He has been the Derivatives and Structured Products Specialist with MLIM since 2000 and has been a portfolio manager in the fixed income management group with MLIM since 1996. Mr. Musmanno has five years of experience as a portfolio manager for registered investment companies. He has been a portfolio manager and Vice President of the Fund since 2005.

           (a)(2) As of December 31, 2005:

                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                        Other                                                  Other         Other
   (i) Name of        Registered      Other Pooled                           Registered      Pooled
   Portfolio          Investment       Investment           Other            Investment    Investment         Other
   Manager            Companies         Vehicles           Accounts          Companies      Vehicles         Accounts
   Frank Viola               15                  4                 12               0                0                 1
                $ 9,853,248,850   $ 10,823,692,465    $ 3,668,683,883        $      0        $       0     $ 150,619,370

   Thomas F.
   Musmanno                   6                  1                  0               0                0                 0
                $ 4,409,946,502   $ 10,221,241,717    $             0        $      0        $       0     $           0

                (iv)   Potential Material Conflicts of Interest

           Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

           Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

           To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

           In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

           (a)(3) As of December 31, 2005:

        Portfolio Manager Compensation

        The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser (collectively, "MLIM"), is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

        Compensation Program

        The elements of total compensation for MLIM portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

        Base Salary

        Under the MLIM approach, like that of many asset management firms, base salaries that are fixed on an annual basis represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

        Performance-Based Compensation

        MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

        To that end, portfolio manager incentive compensation for MLIM and its affiliates is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to general closed-end, non-leveraged, fixed income funds over 1-, 3-, and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster Merrill Lynch's principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

        Cash Bonus

        Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

        Stock Bonus

        A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch & Co., Inc. (herein, the "Company") stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect the Company's reputation for integrity.

        Other Compensation Programs

        Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

        Other Benefits

        Portfolio managers are also eligible to participate in broad-based plans offered generally to the Company's employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

           (a)(4) Beneficial Ownership of Securities.    As of December 31,
                  2005, Mr. Viola does not beneficially own any stock issued by the Fund. As of December 31, 2005, Mr. Musmanno does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Enhanced Government Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Enhanced Government Fund, Inc.


Date: February 21, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Enhanced Government Fund, Inc.


Date: February 21, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Enhanced Government Fund, Inc.


Date: February 21, 2006